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                      SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934.

Filed by the Registrant [ x ]      Filed by Party other than the
                                   Registrant [   ]

[   ]     Preliminary Proxy Statement
[   ]     Confidential, for Use of the Commission Only [as permitted by
          Rule 14a-6(e)(2)]
[ x ]     Definitive Proxy Statement
[   ]     Definitive Additional Materials
[   ]     Soliciting Material Pursuant to Section 240.14a-11(c) or
          Section 240.14a-12

---------------------------------------------------------------------
               ENVIRONMENTAL SOLUTIONS WORLDWIDE, INC.
       (Exact name of Registrant as specified in its charter.)

                   Commission File number 000-30392
---------------------------------------------------------------------

Payment of Filing Fee (Check the appropriate box):

[ x ]     No fee required.
[   ]     Fee computed on table below per Exchange Act Rule 14a-6(i)(1)
          and O-11.
     1. Title of each class of securities to which transaction applies: ______________________________________________
     2.   Aggregate number of securities to which transaction applies:
          ______________________________________________
     3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule O-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): _________________________
     4.   Proposed maximum aggregate value of transaction:
     5.   Total fee paid: _______________________________________
[   ]     Fee paid previously with preliminary materials.
[   ]     Check box if any part of the fee is offset as provided by
          Exchange Act Rule O-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     1.   Amount Previously Paid; _______________________________
     2.   Form, Schedule or Registration Statement No. __________
     3.   Filing Party: _________________________________________
     4.   Date Filed: ___________________________________________

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              ENVIRONMENTAL SOLUTIONS WORLDWIDE, INC.
                     250 Shields Court Unit #3
                          Markham, Ontario
                           Canada L3R 9W7

       _____________________________________________________

              NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

       _____________________________________________________


Date:     Tuesday, September 12, 2000
Time:     11:00 a.m. EDT
Place:    Sheraton Parkway Toronto North, Grand York A Conference
          Room, 600 Highway 7 East, Richmond, Ontario, Canada.

     Matters to be voted on:

1.   Election of three directors.
2.   Ratification of the appointment of Daren, Martenfeld, Carr,
     Testa and Company, LLP, as our independent accountants for 2000.
3. Any other matters properly brought before the shareholders at the meeting.

                              By order of the board of directors,


                              Michael Oliver,
                              sole director

August 9, 2000

                          PROXY STATEMENT

     Your vote at the annual meeting is important to us. Please vote your shares of common stock by completing the enclosed proxy card and returning it to us in the enclosed envelope. This proxy statement has information about the annual meeting and was prepared by the Company's management for the board of directors.

     This proxy statement was first mailed to shareholders on August
9, 2000.

                     Notice of Annual Meeting

General Information About Voting

     Who can vote?

     You can vote your shares of common stock if our records show that you owned the shares on August 8, 2000. A total of 29,251,964 shares of common stock can vote at the annual meeting. You get one vote for each share of common stock. The enclosed proxy card shows the number of shares you can vote.

     How do I vote by proxy?

     Follow the instructions on the enclosed proxy card to vote on each proposal to be considered at the annual meeting. Sign and date the proxy card and mail it back to us in the enclosed envelope. The proxyholders named on the proxy card will vote your shares as you instruct. If you sign and return the proxy card but do not vote on a proposal, the proxyholders will vote for you on that proposal. Unless you instruct otherwise, the proxyholders will vote for each of the eight director nominees and for each of the other proposals to be considered at the meeting.

     What if other matters come up at the annual meeting?

     The matters described in this proxy statement are the only matters we know will be voted on at the annual meeting. If other matters are properly presented at the meeting, the proxyholders will vote your shares as they see fit.

     Can I change my vote after I return my proxy card?

     Yes. At any time before the vote on a proposal, you can change your vote either by giving the Company's secretary a written notice revoking your proxy card or by signing, dating, and returning to us a new proxy card. We will honor the proxy card with the latest date.

     Can I vote in person at the annual meeting rather than by completing the proxy card?

     Although we encourage you to complete and return the proxy card to ensure that your vote is counted, you can attend the annual meeting and vote your shares in person.

     What do I do if my shares are held in "street name"?

     If your shares are held in the name of your broker, a bank, or other nominee, that party should give you instructions for voting your shares.

     How are votes counted?

     We will hold the annual meeting if holders of a majority of the shares of common stock entitled to vote either sign and return their proxy cards or attend the meeting. If you sign and return your proxy card, your shares will be counted to determine whether we have a quorum even if you abstain or fail to vote on any of the proposals listed on the proxy card.

     Who pays for this proxy solicitations?

     We do. In addition to sending you these materials, some of our employees may contact you by telephone, by mail, or in person. None of these employees will receive any extra compensation for doing this.

                          Stock Ownership

     The following table shows the number of shares of common stock beneficially owned (as of August 8, 2000) by:

     * each person who we know beneficially owns more than 5% of the common stock;
     *    each director;
     * each executive officer named in the Summary Compensation Table on page 8; and
     *    the directors and executive officers as a group.

                        BENEFICIAL OWNERSHIP
Name and                  Number of                                Percent
Address                   Common Shares     Position               of Class [2]

Bengt G. Odner [3]           850,000 [5]    Chief Executive Officer    *
Jervaulx Hall                               Officer
Jervaulx, North Yorkshire                   Director Nominee
United Kingdom  HG4 4PH

Adam M. Oliver [1]           200,000 [6]    President and Sole         *
250 Shields Court Unit #3                   Director
Markham, Ontario
Canada L3R 9W7

All Directors and Officer
as a group (2 persons)    1,050,000                                    *

Dr. Bruno Liber           5,000,000         Chief Technology Officer 17.9%

Teodosio V. Pangia [4]    3,170,975 [8]                              10.8%

Mark Nicole                 100,000 [7]     Director Nominee           *

David Johnson                 4,500         Director Nominee           *

*    Less than 5% of the outstanding shares of Common Stock.

[1]  Address is c/o the Company, at 250 Shields Court, Unit #3,
     Markham, Ontario Canada L3R 9W7, unless otherwise noted.

[2] Beneficial ownership is determined in accordance with the rules of the Securities & Exchange Commission and generally includes voting or investment power with respect to securities. Shares of Common Stock subject to options or warrants currently exercisable or convertible, or exercisable or convertible within 60 days of December 31, 1999, are deemed outstanding for computing the percentage of the person holding such option or warrant but are not deemed outstanding for computing the percentage of any other person. Except as indicated in the footnotes to this table and pursuant to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock beneficially owned.

[3]  The shares listed as beneficially owned by Mr. Odner include
     400,000 shares held by Crystal Fund Ltd., a Bermuda mutual fund, of which Mr. Odner is a director.

[4] The shares beneficially owned by Mr. Pangia are held of record by Tyler Dylan Corp., an Ontario corporation in which Mr. Pangia is the sole stockholder.

[5] Includes an option to acquire up to 200,000 shares of our common stock at an exercise price of $1.00 per share.

[6] Represents an option to acquire 200,000 shares of common stock at an exercise price of $1.00 per share.

[7] Represents an option to acquire 100,000 shares of common stock at an exercise price of $1.00 per share.

[8]  Holdings as of November 18, 1999.


                           PROPOSAL NO. 1
                       Election of Directors

     An entire board of directors, consisting of two members, will be elected at the annual meeting. The directors elected will hold office until their successors are elected, which should occur at the next annual meeting.

     Vote Required. A majority of the votes cast are required to elect a nominee to the board of directors, provided that a quorum is represented at the meeting.

     Nominations. At the annual meeting, we will nominate the persons named in this proxy statement as directors. Although we don't know of any reason why one of these nominees might not be able to serve, the board of directors will propose a substitute nominee if any nominee is not available for election.

     Shareholders also can nominate persons to be directors. If you want to nominate a person, you must follow the procedures in the Company's bylaws. Unless you have complied with these bylaw provisions, your nominee won't be accepted and can't be voted on by the shareholders.

     General Information About the Nominees. The current nominees have not been members of the board of directors. Michael Oliver, the past sole director has decided not to seek reelection to the board of directors.

     Bengt George Odner is the Chief Executive Officer of the Company. He was appointed Chief Executive Officer by the Company's sole director in August 1999. Mr. Odner is a director of Crystal Fund Ltd., a Bermuda mutual fund, and a director of Crystal Fund Managers, Ltd. since 1996. From 1990 through 1995, Mr. Odner was the Chairman of Altus Nord AB, a property holding company specializing in Scandinavian properties and a wholly-owned subsidiary of Credit Lyonais Bank Paris.

     Mark Nicole has been the Chief Operations Officer of the Company, since March 2000. Prior to that, he was a management consultant to Lorien plc, London, England.. Lorien plc is engaged in marketing to government departments. From 1998 to 1999, Mr. Nicole was consultant to Allsop & Co., London, England. His duties included
assessment of major property portfolios.   From  1991 to 1998, Mr.
Nicole was managing director of Chelworth Limited, Bath, England. Chelworth Limited is engaged in advising U.S. and European aerospace and automotive companies in large capital projects and strategic planning. From 1976 to 1991, Mr. Nicole was a officer in the British Army, specializing in defense equipment procurement. Mr. Nicole holds Master of Arts degree in philosophy, politics and economics from New College, Oxford University and was previously educated at Eton College, after being awarded a scholarship.

     David Johnson has been a consultant for Ventura Auto Collision Inc, In Concord Ontario, since 1999. His duties have included overall strategy planning for an import auto repair facility. From 1989 to 1999, Mr. Johnson was a strategy and marketing consultant to National Warehousing Inc., Toronto, Ontario. National Warehousing is engaged in automotive paint, material and handling equipment. Since 1991, Mr. Johnson served as vice president and director of the Oasis Group in Markham, Ontario. The Oasis Group is a indoor golf practice and teaching facility.

     There are no family relationships between any director or director-nominee and any other director or executive officer.

     There are no agreements or understandings for any director-nominee to resign at the request of another person and that none of the director-nominees are acting on behalf of or will act at the direction of any other person.

     The activities of each director will be material to our operation. No other person's activities will be material to our operation. We have no promoters, other than its officers and directors.

Compliance with Section 16(a) of the Securities Exchange Act of 1934.

     Section 16(a) of the Securities and Exchange Act of 1934 requires certain defined persons to file reports of and changes in beneficial ownership of a registered security with the Securities and Exchange Commission in accordance with the rules and regulations promulgated by the SEC to implement the provisions of Section 16. Under the regulatory procedure, officers, directors and persons who own more than ten percent of a registered class of a company's equity securities are also required to furnish the company with copies of all Section 16(a) forms they filed.

     Based on review of the copies of Forms 3 and a review our transfer agents records, all reports required to be filed pursuant to
Section 16(a) have been filed with the Commission

     Committees of the Board. The board of directors does not have any committees.

     Submission of Unaudited Financial Statements to Our Auditors. Our unaudited financial statements have been submitted to our auditors for review prior to filing them with the SEC.

     The board of directors did not hold any meetings during 1999. All actions of the board of directors were accomplished through the use of consent resolutions.

                       Executive Compensation

     The following report and the performance graph on page 10 do not constitute soliciting materials and are not considered filed or incorporated by reference into any of our other filings under the Securities Act of 1933 or the Securities Exchange Act of 1934, unless we state otherwise.

     Mr. Oliver, our President, received a total of $4,100 in compensation for his services to the Company during the year ended December 31, 1999. Mr. Odner currently serves without compensation.

                     Summary Compensation Table

                    Annual Compensation           Long-Term Compensation
                                          Other               Other
                                 Annual   Compen-   Stock     Compen-
Name             Year   Salary   Bonus    sation    Awards    sation

Adam M. Oliver   1999   0        0        4,100     None      None
Bengt Odner      1999   0        0            0     None      None

Options/SAR Grants in Last Fiscal Year

     There were no grants of options or other rights to acquire stock to employees of the Company in the past fiscal year. Since the end of the last fiscal year, we have issued an option to Michael Oliver to acquire up to 200,000 shares of common stock at an exercise price of $1.00 per share and issued Bengt Oder an option to acquire up to 200,000 shares of common stock at an exercise price of $1.00 per share. We have also issued Mark Nicole an option to acquire 100,000 shares of common stock at an exercise price of $1.00 per share. The options issued them expire two years after the date of the grant. None of the options have been exercised as of the date hereof. The options were issued pursuant to our non-qualified incentive stock option plan filed with the SEC on Form S-8.

Employment Agreements

     The Company does not presently have formal employment agreements with any employees or officers.

Compensation of Directors

     The Company does not presently compensate its sole director for his attendance at meetings of the board of directors. We do not intend to compensate our directors in the future, but we do intend to pay their out-of-pocket expenses for attending board meetings.

General Philosophy on Executive Compensation

     Our goals are to:

     * provide compensation competitive with other similar companies;
     * reward executives consistent with the performance of the Company;
     *    recognize  individual performance;
     *    retain and attract qualified executives; and
     *    encourage executives to increase shareholder value.

     To achieve these goals, we intend to implement an executive-compensation program with three basic elements: base salary, annual cash bonus, and stock options.

     Base Salary. The board of directors will determine the base salary of each executive officer. The board of directors considers competitive industry salaries, the nature of the officers position, the officer's contribution and experience, and the officer's length of service.

     Annual Cash Bonus. Before the beginning of each year, the board of directors will set specific annual performance targets for each executive officer. The performance targets are tailored to the officer's position. They can be based on net income, return on equity, customer satisfaction, and other factors. The board of directors sets each annual bonus based on the officer's success in meeting or exceeding the performance targets.

     Stock Options. The board of directors will grant options to an executive officer when the officer is hired, when the officer is promoted, and when the officers existing options have fully vested. The board of directors will determine the number of options to be granted to an officer based on the officer's level of responsibility. The board of directors believes that the use of stock options ties the member to the company.

Compensation Interlocks and Insider Participation

      No Company executive officer currently serves on the compensation committee or board of directors or any similar committee of another public company.

Performance Graph

     The graph depicted below shows the Company's stock price as an index assuming $100 invested on January 19, 1999, along with the composite prices of companies listed in the NASDAQ Stock Market
(U.S.) Index and the S&P Auto Parts & Equipment Index.

          COMPARISON OF ONE YEAR CUMULATIVE TOTAL RETURN*
          AMONG ENVIRONMENTAL SOLUTIONS WORLDWIDE, INC.,
               THE NASDAQ STOCK MARKET (U.S.) INDEX,
             AND THE S & P AUTO PARTS & EQUIPMENT INDEX

                    1/19/99   3/99      6/99      9/99      12/99

ESWI                100.00    606.20    425.00    312.60    400.00
NASDAQ (U.S.)       100.00    112.14    122.79    125.78    185.90
S&P AUTO PARTS      100.00     90.27    105.38     88.37     76.88

* $100 invested on 1/19/99 in stock or on 12/31/98 in index - including reinvestment of dividends. Fiscal year ending
     December 31.

Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Act of 1933 or the Securities Exchange Act of 1934 that might incorporate future filings made by the Company under those statutes, the preceding Stock Performance Graph will not be incorporated by reference into any of those prior filings, nor will such report or graph be incorporated by reference into any future filings made by the Company under those statutes.

                           PROPOSAL NO. 2
               Appointment of Independent Accountants

     We recommend that you vote for ratification of the appointment of Daren, Martenfeld, Carr, Testa and Company, LLP as our auditors for the year ending December 31, 2000.

     We have appointed the accounting firm of Daren, Martenfeld, Carr, Testa and Company, LLP as our independent accountants to examine the our financial statements for the year ending December 31, 2000. A resolution to ratify the appointment will be presented at the annual meeting. A majority of the votes cast must vote in favor to ratify the appointment. If the shareholders do not ratify the appointment, we will reconsider our selection of Daren, Martenfeld, Carr, Testa and Company, LLP

     Daren, Martenfeld, Carr, Testa and Company, LLP examined our financial statements for 1999. A representative of Daren, Martenfeld, Carr, Testa and Company, LLP will be at the meeting and available to answer questions.

           Shareholder Proposals for 2001 Annual Meeting

     If you want to include a shareholder proposal in the proxy statement for the 2001 annual meeting, it must be delivered to the Company's secretary at the Company's executive offices before February 15, 2001.

                           Other Matters

     At the date of mailing of this proxy statement, we are not aware of any business to be presented at the annual meeting other than the proposals discussed above. If other proposals are properly brought before the meeting, any proxies returned to us will be voted as the proxyholders see fit.

     You can obtain a copy of the Company's Annual Report on Form
10-K for the year ended December 31, 1999 at no charge by writing to the Company at 250 Shields Court, Unit #3, Markham, Ontario, Canada, L3R 9W7, attention: Bengt Odner.

     Dated this 9th day of August, 2000.

                              By order of the board of directors,



                              Michael Oliver,
                              President and sole Director

PROXY This Proxy is solicited on behalf of the Board of Directors.

The undersigned hereby appoints Michael Oliver and Bengt Odner as Proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated below, all the shares of common stock of Environmental solutions Worldwide, Inc. held on record by the undersigned on August 8, 2000, at the Annual Meeting of Shareholders to be held on September 12, 2000 or any adjournment thereof.

1.   [ ]  ELECTION OF DIRECTORS         [ ]  WITHHOLD AUTHORITY
          FOR all nominees listed                 for the nominees
          below (except as marked                 listed below
          to the contrary below)

  (INSTRUCTION:  To withhold authority to vote for any individual nominee
    strike a line through the nominee's name in the list below.)

                         Bengt George Odner
                             Mark Nicole
                           David Johnson

2. THE RATIFICATION OF THE APPOINTMENT OF DAREN, MARTENFELD, CARR, TESTA AND COMPANY, LLP AS OUR AUDITORS FOR THE YEAR ENDING
     DECEMBER 31, 2000.

     [  ]  FOR           [  ]  AGAINST            [  ] ABSTAIN

3. In their discretion the Proxies are authorized to vote upon such other business as may properly come before the meeting.

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted for Proposal 1.

Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President of other authorized officer. If a partnership please sign in partnership name by authorized person.

DATED ______________________, 2000.
                              ___________________________________
                              Signature

PLEASE MARK SIGN DATE AND RETURN
THE PROXY CARD PROMPTLY USING THE
ENCLOSED ENVELOPE
                              ___________________________________
                              Signature if held jointly